UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – June 6, 2022

MYSON, INC.

(Exact name of registrant as specified in its charter)

0-56333

Commission File Number

Oklahoma	87-1614433
(State or other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

7950 W. Sunset Blvd., Ste 629 Los Angeles CA 90046

(Address of principal executive offices, including zip code)

(310) 666-0750

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
common stock, $.00001 p.v	MYSN	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2022, G. Reed Petersen Irrevocable Trust (the “Seller”), agreed to sell all 1,000 issued and outstanding Series A Preferred Shares of Myson, Inc. (the “Company”) to Reddington Partners LLC (the “Purchaser”), thus constituting a change of control of the Company, for $495,000, pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”). The Preferred Shares were convertible into 10,000,000 common shares which, upon conversion, represent approximately 98.7% of the Company’s outstanding common shares.

The sale of the Shares to the Purchaser was completed on May 17, 2022. As part of the Stock Purchase Agreement, G. Reed Petersen agreed to resign as the Company’s sole officer and director; and the change of management was completed on June 5, 2022, 11 days after the Company’s Information Statement pursuant to SEC Rule 14f-1 was filed with the SEC and mailed to the Company’s stockholders. On June 6, 2022, Henrik Rouf (the “Designee”) became the Company’s sole officer and director. The Designee is the 100% owner of the Purchaser. There is no family relationship or other relationship between the Seller and the Purchaser.

On June 8, 2022, the Purchaser converted the Series A Preferred Shares into 10,000,000 common shares.

As of the date of this Form 8-K, the authorized capital stock of the Company consists of 480,000,000 shares of common stock, par value $.00001 per share, of which 10,133,284 shares are issued and outstanding, and 20,000,000 shares of Preferred Stock, $.00001 par value, none of which shares are issued or outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

NEW DIRECTOR AND EXECUTIVE OFFICER

Set forth below is information about the person who became the Company’s sole officer and director on June 6, 2022:

Name	Age	Position(s) with the Company

Henrik Rouf	54	Director, CEO, CFO, Secretary

Henrik Rouf, an international financier, has over 30 years of experience in the global financial services industry as a securities professional. From 1996 through 2003, Mr. Rouf was Co-Founder and Managing Partner of Impact Capital in San Francisco, in charge of the private placement division of the company. From 1991 through 1996, Mr. Rouf was Senior Portfolio Manager of PVH Fund Managers, a London-based hedge fund. Mr. Rouf started his career in 1986 with Den Danske Bank in Copenhagen, Denmark. In early 2004, he launched a new Beverly Hills-based Merchant Bank, PacificWave Partners, serving as President and overseeing that company’s overall investment banking practice, including origination, structuring and financing of both privately-held and publicly traded emerging growth companies in the North America, Asia and Europe. PacificWave Partners has a representative office in Luxembourg.

Directors are elected by the shareholders, or in the case of a vacancy, are elected by the Directors then in office, to hold office until the next general meeting of shareholders of the Company and until their successors are elected and qualify or until their earlier resignation or removal. There has not been a meeting of the Company’s shareholders since its incorporation in Oklahoma in July, 2021.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Company’s knowledge, during the past ten (10) years, neither the Purchaser nor the Designee has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; or

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock and (ii) by the sole director and executive officer of the Company, as of the completion of the change of control and management and the issuance of 10,000,000 shares to the Purchaser Agreement. The person or the company named in the table has sole voting and investment power with respect to the shares beneficially owned.

Name of Beneficial Owner	Beneficial Ownership of Common shares		Percentage ownership of Common Shares	Common Stock Beneficially Owned (1)	Percentage of Common Stock Owned (1)
Henrik Rouf (1)	10,000,000	(1)	98.7%	10,000,000	98.7%

Directors and Officers (1 person)	10,000,000		98.7%	10,000,000	98.7%

(1)	Mr. Rouf is the 100% owner of Reddington Partners LLC, the Purchaser. Applicable number of shares and percentage ownership is based on conversion of the 1,000 Series A Preferred Shares into 10,000,000 common shares. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Preferred Stock that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

ITEM 5.01 CHANGE OF CONTROL.

The information set forth in Item 1.01 hereinabove is incorporated by reference. As a result of completing the transaction contemplated by the Stock Purchase Agreement described in Item 1.01 of this Form 8-K, there was a change of control of the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Stock Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 10, 2022.

MYSON, INC.

/s/ Henrik Rouf
Director, CEO and CFO (principal executive, accounting and financial officer)